Exhibit 99.1

Eight Dragons Acquires Park Road Solutions; Gains Position in IT Services Market

MIAMI, FL (June 7, 2017) – Eight Dragons Co. (OTCQB: EDRG) announces today that it has acquired Park Road Solutions, Inc., a Miami based company that specializes in outsourced Chief Technology Officer, Chief Security Officer, and information technology managed services. The acquisition was achieved through a tax-free exchange of common stock between the companies.

We believe that theacquisition will combine Eight Dragons’ prospective financial strength with Park Road’s industry-specific knowledge andamplify its ability to compete in theexecutive IT consulting market, which according to data publishedbyCompTIA.orgis estimated to grow to $193 billion by 2019, a 12.5% Compound Annual Growth Rate (CAGR).

“I’m incredibly excited to join the Eight Dragons portfolio” says Jordan Fishman, Park Road Solutions Founder & President “Our businesses are complementary, there’s tremendous potential and cross pollination opportunities.”

“We aretruly pleased to announce our partnership with Jordan Fishman and Park Road Solutions, Inc.,” stated Una Taylor, Chairman and Chief Executive Officer of Eight Dragons. “Park Road Solutions is part of Eight Dragons’ launch strategy to build a robust products and services revenue stream covering diverse and dynamic markets. Information services and security markets are central to all businesses. Park Road’s unique capabilities and product offerings within the hedge fund industry will also help us establish new relationships with established entrepreneurs who finance and invest in companies that are aligned with our mission.”

About Park Road, Inc.

Park Road Solutions, a Miami based company, specializes in outsourced Chief Technology Officer, Chief Security Officer, and information technology managed services. Their experience spans all major verticals including retail, education, finance, and healthcare with core competency and focus on Financial Service Providers such as Hedge Funds and Broker Dealer clients.  Park Road Solutions provides unique domain expertise in Financial Regulatory, Compliance, Product Development and Managed IT Services. By utilizing bespoke and turnkey methodologies within its product offering, they ensure every solution is right sized and designed around client needs.

About Eight Dragons Company

Eight Dragons Company (OTCQB: EDRG) is a technology-investment company that invests in and operates companies to support a full-stack development eco-system. Headquartered in Miami, FL and commencing operations in 2017, Eight Dragons seeks to help companies using innovation and vision to address the world’s biggest challenges and realize exponential opportunities. For more information on Eight Dragons, please visit our website at www.edrg.com, or follow us on Twitter at @edrgco (both of which are expressly not incorporated into this press release).

Forward-Looking Statements: Except for historical matters contained herein, statements made in this press release are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “to”, “plan”, “except”, “believe”, “anticipate”, “intend”, “could”, “would”, “estimate”, or “continue”, or the negative other variations thereof or comparable terminology are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially for those anticipated in these forward-looking statements, even if new information becomes available in the future. The Company is subject to the risks and uncertainties described in its filings with the Securities and Exchange Commission, including the section entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Reports on Form 10-Q.